CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-210186 on Form N-1A of our report dated July 22, 2025, relating to the financial statements and financial highlights of FT Vest U.S. Equity Max Buffer ETF - January, FT Vest U.S. Equity Uncapped Accelerator ETF - January, FT Vest U.S. Equity Max Buffer ETF - February, FT Vest Emerging Markets Buffer ETF - March, FT Vest U.S. Equity Equal Weight Buffer ETF - March, FT Vest U.S. Equity Max Buffer ETF - March, FT Vest U.S. Equity Max Buffer ETF - April, FT Vest U.S. Equity Uncapped Accelerator ETF - April, FT Vest U.S. Equity Max Buffer ETF - May, FT Vest U.S. Equity Equal Weight Buffer ETF - June, FT Vest U.S. Equity Max Buffer ETF - June, FT Vest U.S. Equity Max Buffer ETF - July, FT Vest U.S. Equity Max Buffer ETF - August, FT Vest Emerging Markets Buffer ETF - September, FT Vest U.S. Equity Equal Weight Buffer ETF - September, FT Vest U.S. Equity Max Buffer ETF - September, FT Vest U.S. Equity Max Buffer ETF - October, FT Vest U.S. Equity Uncapped Accelerator ETF - October, FT Vest U.S. Equity Max Buffer ETF - November, FT Vest Emerging Markets Buffer ETF - December, FT Vest U.S. Equity Equal Weight Buffer ETF - December, FT Vest U.S. Equity Max Buffer ETF - December, FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF, FT Vest U.S. Equity Quarterly Dynamic Buffer ETF, FT Vest U.S. Equity Quarterly Max Buffer ETF, and FT Raymond James Multicap Growth Equity ETF, each a series of First Trust Exchange-Traded Fund VIII, appearing in Form N-CSR of First Trust Exchange-Traded Fund VIII for the year ended May 31, 2025, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “AIFM Directive Disclosures”, “Independent Registered Public Accounting Firm”, and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

September 29, 2025